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NASH-FINCH COMPANY
PROFIT SHARING PLAN
1994 REVISION

Seventh Declaration of Amendment

    Pursuant to the retained power of amendment contained in Section 11.2 of the instrument entitled "Nash-Finch Company Profit Sharing Plan—1994 Revision," the undersigned hereby amends the said instrument in the manner described below.

1.
Section 2.1(A)(2) thereof is amended to read as follows:

      (2) the last day of the three-month period that begins on the day on which he or she first completes an Hour of Service of the type specified at Section 10.3(A)(1) for the purpose of having Pre-Tax Contributions made on his or her behalf pursuant to Section 3.1; and

2.
Section 2.1(B) thereof is amended to read as follows:

      (B) If an Employee is not a Qualified Employee on the date on which he or she would otherwise be eligible to participate in the Plan for the purpose specified in Subsection (A)(2), he or she will become eligible to participate in the Plan for that purpose as of the first following date on which he or she completes an Hour of Service of the type specified at Section 10.3(A)(1) as a Qualified Employee. If an Employee is not a Qualified Employee on the date on which he or she would otherwise be eligible to participate in the Plan for the purpose specified in Subsection (A)(3), he or she will become eligible to participate for that purpose as of the first day of the calendar quarter that falls on or next follows the date on which he or she becomes a Qualified Employee if he or she remains a Qualified Employee on the date on which he or she would otherwise be eligible to participate.

3.
Section 2.2 thereof is amended to read as follows:

    2.2  Termination Prior to Entry Date.  If an Employee who terminates employment before the date on which he or she would otherwise be eligible to participate in the Plan for a specified purpose again becomes an Employee after that date:

  (a)
  he or she will be treated as a new Employee and his or her previous service will be disregarded in determining his or her new three-month period pursuant to Section 2.1(A)(2); provided, that if he or she again becomes an Employee before the end of the Computation Period in effect when he or she terminated employment and he or she completes one Year of Service during that Computation Period, in no case will he or she become eligible to participate in the Plan for the purpose specified in Section 2.1(A)(2) later than the first day of the first payroll period that begins after the last day of that Computation Period if he or she is a Qualified Employee on the day on which he or she would otherwise be eligible to participate; and

  (b)
  with respect to his or her eligibility to participate for the purpose specified in Section 2.1(A)(3),

  (i)
  if he or she terminated employment before the last day of the first Computation Period during which he or she completes one Year of Service, he or she will be treated as a new Employee and his or her previous service will be disregarded in determining his or her new Computation Period,

  (ii)
  if he or she terminated employment after completing one Year of Service but before completing two Years of Service, he or she will be treated as a new Employee and his or her previous service will be disregarded in determining his or her new Computation Period if his or her service is lost pursuant to Section 10.5, or

    (iii)
    if he or she terminated employment after completing two Years of Service but before he or she become eligible to participate for the purpose specified in Section 2.1(A)(3), he or she will be eligible to participate for the purpose specified in Section 2.1(A)(3) as of the first day of the calendar quarter that falls on or next follows the date on which he or she first completes an Hour of Service of the type specified at Section 10.3(A)(1) as a Qualified Employee following his or her termination of employment.

4.
Section 3.1(B)(2) thereof is amended to read as follows:

      (2) In conjunction with a Participant's entering or reentering the Plan pursuant to Article II, reduction of the Participant's Eligible Earnings will begin as soon as administratively practicable after the Administrator receives the Participant's complete and accurate election in form prescribed by Plan Rules.

5.
Section 5.2 thereof is amended to read as follows:

    5.2  Contribution Investment Directions.  (A) In conjunction with his or her enrollment in the Plan, a Participant must direct the manner in which contributions to his or her Accounts will be invested among the investment funds maintained pursuant to Section 5.1. Investment directions must be made in five percent increments and may be made separately with respect to the Participant's Pre-Tax Contribution Account and with respect to the aggregate of his or her Profit Sharing Contribution and Rollover Accounts. Such a direction must be made in accordance with and is subject to Plan Rules. To the extent a Participant fails to direct Account investments, the Accounts will be invested in the manner specified in Plan Rules.

      (B) A Participant may direct a change in the manner in which future contributions credited to his or her Accounts will be invested among the investment funds maintained pursuant to Section 5.1. Investment directions must be made in five percent increments and may be made separately with respect to the Participant's Pre-Tax Contribution Account and with respect to the aggregate of his or her Profit Sharing Contribution and Rollover Accounts. Such a direction must be made in accordance with and is subject to Plan Rules and will be effective as soon as administratively practicable after the Trustee receives the direction from the Participant in accordance with Plan Rules.

      (C) Plan Rules will include procedures pursuant to which Participants are provided with the opportunity to obtain written confirmation of investment directions made pursuant to this section.

6.
Sections 5.3 and 5.4 thereof are redesignated as Sections 5.4 and 5.5, respectively, and a new Section 5.3 is added thereto which reads as follows:

    5.3  Transfer Among Investment Funds.  (A) A Participant may direct the transfer of his or her Accounts among the investment funds maintained pursuant to Section 5.1. Investment directions must be made in five percent increments and may be made separately with respect to the Participant's Pre-Tax Contribution Account and with respect to the aggregate of his or her Profit Sharing Contribution and Rollover Accounts. Such a direction must be made in accordance with and is subject to Plan Rules and will be effective on or as soon as administratively practicable after the Trustee receives the direction from the Participant in accordance with Plan Rules.

      (B) Plan Rules will include procedures pursuant to which Participants are provided with the opportunity to obtain written confirmation of investment directions made pursuant to this section.

      (C) Plan Rules may impose uniform limitations and restrictions applicable to transfers into and out of specific funds.

7.
A new Exhibit D is added thereto in the form attached hereto.

    The amendments set forth at items 1 through 6 above are effective as of January 1, 2000. The amendment set forth at item 7 above is effective as of December 31, 1999. The amendment set forth at item 6 above applies to all Participants, including those who terminated employment before January 1, 2000.

    IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized officers this 24th day of October, 2000.

NASH FINCH COMPANY
Attest:	/s/ NORMAN R. SOLAND Secretary	By:	/s/ RON MARSHALL President

NASH-FINCH COMPANY
PROFIT SHARING PLAN

EXHIBIT D

Special Provisions Applicable to the Adoption of
the Plan by Erickson's Diversified Corporation

    This Exhibit D sets forth special provisions of the Plan applicable to the adoption of the Plan by Erickson's Diversified Corporation ("Erickson's") effective as of December 31, 1999.

1.
Eligibility.  (A) Notwithstanding Section 2.1(A)(3) of the Plan, a Qualified Employee of Erickson's on December 31, 1999 who was a participant in the Erickson's Diversified Corporation Profit Sharing Plan on December 31, 1999 is eligible to participate in the Plan for the purpose specified in Section 2.1(A)(3) of the Plan as of December 31, 1999.

      (B) Notwithstanding Sections 2.1(A) and 2.3(A) of the Plan, if a Qualified Employee of Erickson's transfers employment to the Company after the date on which Erickson's became an Affiliated Organization and before January 1, 2000, then

        (1) if the Qualified Employee was a participant in the Erickson's Diversified Corporation 401(k) Plan immediately before the transfer, he or she will be eligible to participate in the Plan for the purpose specified in Section 2.1(A)(2) of the Plan as of the date on which he or she first performs an Hour of Service of the type specified at Section 10.3(A)(1) as a Qualified Employee of the Company, and

        (2) if the Qualified Employee was a participant in the Erickson's Diversified Corporation Profit Sharing Plan immediately before the transfer, he or she will be eligible to participate in the Plan for the purpose specified at Section 2.1(A)(3) of the Plan as of the date on which he or she first performs an Hour of Service of the type specified at Section 10.3(A)(1) as a Qualified Employee of the Company.

2.
Service Credit.  For any Employee of Erickson's on the date on which Erickson's became an Affiliated Organization, the Employee's service with Erickson's prior to that date will be taken into account, in accordance with Article X of the Plan, in determining his or her Years of Service for the purpose of Section 2.1(A)(3) of the Plan and for the purpose of determining whether he or she completes at least 1000 Hours of Service during the 1999 Plan Year for the purpose of Section 3.2(B)(3) of the Plan.

3.
1999 Profit Sharing Contribution.  If Erickson's makes a Profit Sharing Contribution for the 1999 Plan Year, in allocating the contribution pursuant to Section 3.2 (C) of the Plan, an eligible Participant's Eligible Earnings will be deemed to be his or her Eligible Earnings from Erickson's for the period beginning on June 1, 1999 and ending on December 31, 1999; provided, that the limitation on Eligible Earnings pursuant to Section 12.11(B) of the Plan will be equal to the limitation in effect for the 1999 Plan Year multiplied by a fraction, the numerator of which is seven and the denominator of which is 12.

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NASH-FINCH COMPANY PROFIT SHARING PLAN 1994 REVISION
Seventh Declaration of Amendment
NASH-FINCH COMPANY PROFIT SHARING PLAN
EXHIBIT D
Special Provisions Applicable to the Adoption of the Plan by Erickson's Diversified Corporation